EXHIBIT 10(kkkk)


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

                            ------------------------

                               TIREX AMERICA INC.

                            -------------------------

                                 AMENDMENT NO. 2

                             TO EXECUTIVE AGREEMENT

                   OF JANUARY 1, 1996 AS AMENDED MAY 30, 1996

                            -------------------------

         Second Amendment, made this 1st day of May 1997, by and between


                               Tirex America Inc.
                               3767 Thimens
                               Ville St. Laurent
                               Quebec, Canada H4R 1W4

                               Tirex Canada Inc.
                               3767 Thimens
                               Ville St. Laurent
                               Quebec, Canada H4R 1W4

                                              (collectively, the "Corporation"*)

                                       and


                                Louis V. Muro
                                435 Roy Avenue
                                Dorval, Quebec
                                Canada H95 3E2

                                              (the "Executive").

the parties to a certain executive agreement, dated as of January 1, 1996 and amended as of May 30, 1996 (the "Executive Agreement"). Terms used in this Amendment which are defined in the Executive Agreement and not defined herein shall have the same meaning herein as therein.


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         Whereas,  the  Executive  is  employed by the  Corporation  as its Vice
President In Charge of Engineering, pursuant to the provisions of the said Executive agreement, the term of which is scheduled to expire on December 31, 1998;

         Whereas, The Executive has since the Commencement Date performed all of his duties and met all of his responsibilities under the terms of the Executive Agreement in a superlative manner and the board of directors of the Corporation has determined that it will be in the best interests of the Corporation, and the Executive has agreed, to extend the term of the Executive Agreement to December 31, 2000;

                  Now therefore, in consideration of the premises and of the mutual promises and covenants hereinafter set forth, the parties agree to amend the Executive Agreement, as follows:

A.  AMENDMENTS

         Section 4 of the Executive Agreement is hereby amended so as to read as follows:

         4. Term of Employment

                  The term of employment of the Executive by the Corporation shall be extended beyond the Initial Term of three (3) years, which began on the Effective Date and, unless terminated earlier pursuant to
         Section 6, shall continue until December 31, 2000. At any time prior December 31, 2000, the Corporation and the Executive may by mutual written agreement further extend the Executive's employment under the terms of this Agreement for such additional periods as they shall mutually agree.

B.  NO OTHER AMENDMENTS

         Except as expressly provided in this Amendment, all of the terms and conditions of the Executive Agreement remain in full force and effect.

C.  COUNTERPARTS

         This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one Amendment.


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         In Witness Whereof, the parties hereto have caused this Amendment to be executed the day and year first above written.

                                             TIREX AMERICA INC.


                                             By /s/ Terence C. Byrne
                                               ---------------------------------
                                                Terence C. Byrne President and
                                                  Member of the Executive
                                                  Committee of the Board of
                                                  Directors.



                                             TIREX AMERICA INC.



                                             By /s/ John G. Hartley
                                               ---------------------------------
                                                John G. Hartley, Member of the
                                                  Executive Committee of the
                                                  Board of Directors



                                             EXECUTIVE


                                                /s/ Louis V. Muro
                                               ---------------------------------
                                                Louis V. Muro


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